ESA P PORTFOLIO L.L.C.
ESA P PORTFOLIO MD TRUST
ESH/TN PROPERTIES L.L.C.
11525 N. Community House Road, Suite 100
Charlotte, NC 28277

May 16, 2017

ESA P Portfolio Operating Lessee LLC
11525 N. Community House Road, Suite 100
Charlotte, NC 28277

ESA Management, LLC
11525 N. Community House Road, Suite 100
Charlotte, NC 28277

RE: Partial Termination of that certain (i) Amended and Restated Lease Agreement, dated August 30, 2016, between ESA P Portfolio L.L.C., ESA P Portfolio MD Trust, and ESH/TN Properties LLC (individually and collectively, "Landlord"), and ESA P Portfolio Operating Lessee LLC ("Tenant"), as amended by that certain First Amendment to Amended and Restated Lease Agreement, dated January 6, 2017 (as amended, the "Lease"), and (ii) Amended and Restated Management Agreement, between Tenant and ESA Management, LLC ("Manager") dated as of August 30, 2016 (the "Management Agreement")

Dear Tenant and Manager:

Reference is hereby made to that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of March 21, 2017, by and between Landlord, as Seller, and GIRI Management LLC, as buyer (as amended, the "PSA"), with respect to the Hotel located at 102 Newbury St., Danvers, MA (No. 576) (the "Danvers Hotel"). Pursuant to the PSA Landlord is selling the Danvers Hotel.

Pursuant to Section 2.5 of the Lease, upon Closing (as defined in the PSA), the Lease automatically shall be partially terminated with respect to the Danvers Hotel and the Minimum Rent and Percentage Rent (including, without limitation, the Thresholds) shall be adjusted as set forth in Exhibit A hereto.

Pursuant to Section 12.3(b) of the Management Agreement, upon Closing, the Management Agreement automatically shall be partially terminated with respect to the Danvers Hotel.

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Lease.

Please sign below to indicate your agreement.

Very truly yours,

LANDLORD:

ESA P PORTFOLIO L.L.C., a Delaware limited liability company

By: ______________________________
Name: John Dent
Title: VP & Secretary

ESA P PORTFOLIO MD TRUST, a Delaware statutory trust

By: ______________________________
Name: John Dent
Title: VP & Secretary

ESH/TN PROPERTIES L.L.C., a Delaware limited liability company

By: ______________________________
Name: John Dent
Title: VP & Secretary

[Signatures Continue on Following Page.]

Acknowledged and Agreed:

TENANT:

ESA P PORTFOLIO OPERATING LESSEE LLC., a Delaware limited liability company

By: ______________________________
Name: John Dent
Title: VP & Secretary

MANAGER:

ESA MANAGEMENT, L.L.C., a Delaware limited liability company

By: ______________________
Name: John Dent
Title: VP & Secretary

Exhibit A

See Attached

		2017	% of Total
	P Portfolio Rent Schedule		
	Base Rent	$473,640,000	
	% Rent--Threshold 1	$921,922,100	
	% Rent--Threshold 2	$1,056,656,400	
	% Rent--Threshold 3	$1,222,156,800	
	Base Rent of Assets to be Sold		
576	Danvers, MA	$859,000	0.18%
	Pro rata Adjustment to Lease		
	Base Rent	($859,000)	
	% Rent--Threshold 1	($1,672,000)	
	% Rent--Threshold 2	($1,916,400)	
	% Rent--Threshold 3	($2,216,500)	
	Adjusted P Portfolio Rent Schedule		
	Base Rent	$472,781,000	
	% Rent--Threshold 1	$920,250,100	
	% Rent--Threshold 2	$1,054,740,000	
	% Rent--Threshold 3	$1,219,940,300	